As filed with the Securities and Exchange Commission on September 20, 1999
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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549




                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




      Date of Report (Date of earliest event reported): September 17, 1999




                                 U S WEST, Inc.
                            (Formerly "USW-C, Inc.")
             (Exact name of registrant as specified in its charter)


 A Delaware Corporation                      Commission File                  IRS Employer Identification
(State of Incorporation)                     Number 1-14087                         No. 84-0953188




                 1801 California Street, Denver, Colorado 80202
          (Address of principal executive offices, including Zip Code)


                         Telephone Number (303) 672-2700
              (Registrant's telephone number, including area code)

            (The Exhibits Index is located on page 2 of this report.)


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) The following exhibits are filed as part of this Current Report on Form 8-K:

                                  EXHIBIT INDEX
                                  -------------

Exhibit Number                           Exhibit
--------------                           -------

Exhibit 10-G.1 Retention Agreement for the Chairman, Chief Executive Officer and President of U S WEST, Inc., dated as of September 7, 1999.

Exhibit 10-H.1 Form of Retention Agreement for Executive Officers of U S WEST, Inc.





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 U S WEST, Inc.
                                 (Formerly "USW-C, Inc.")


                                 By:         /s/ THOMAS O. McGIMPSEY
                                        ----------------------------------------
                                 Name:       Thomas O. McGimpsey
                                 Title:      Assistant Secretary

Dated:  September 20, 1999